UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2005

THE VERMONT TEDDY BEAR CO., INC.

(Exact name of registrant as specified in its chapter)

New York	1-12580	03-0291679
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6655 Shelburne Road, P.O. Box 965, Shelburne, Vermont 05482
(Address of principal executive offices)		(zip code)

(802) 985-3001
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

The Company announced financial results for its fiscal year ended June 30, 2005. The Company's press release of September 21, 2005 containing a summary of financial results is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

    Exhibits
    Press release dated September 21, 2005 issued by the Company.

THE VERMONT TEDDY BEAR CO., INC.

Date: September 22, 2005 /s/ Elisabeth B. Robert

Elisabeth B. Robert, President and

Chief Executive Officer